Equity-accounted investees	12 Months Ended
Dec. 31, 2020
Equity-accounted investees
Equity-accounted investees

16.  Equity-accounted investees

On May 6, 2019, the Group has registered the 25.01% ownership interest in Russian HR technology company LLC “Skilaz” (hereinafter – Skillaz), which automates routine recruiting processes by implementing complex built-to-suit integration projects. The principal place of Skillaz’ business is Russia.

The Group has significant influence over Skillaz as the Group has a power to participate in the financial and operating policy decisions through its representation in Skillaz’s General meeting of participants. Thus, the Group’s ownership interest in Skillaz represents an investment in an associate and accounted for it under the equity method starting May 6, 2019.

In January 2020 the Group finalised purchase price allocation for Skillaz acquisition. The fair value of the identifiable assets and liabilities of Skillaz at the date of acquisition has been calculated with reference to its value in use (Level 3) and were as follows:

Fair
(in thousands of Russian Roubles)	value
Non-current assets	135,059
Current assets	100,714
Non-current liabilities	(20,168)
Current liabilities	(13,158)
Total net assets (100%)	202,447
Group’s share of net assets (25.01%)	50,632

The Group also has concluded option contracts to purchase the additional 40.01% ownership interest in LLC “Skilaz”, which are exercisable through the period from June 1, 2020 till June 30, 2021 (the call option). The fair value of the call option has been calculated using the Black Scholes Merton (“BSM”) pricing model as the date of acquisition and at the reporting date (Level 3), taking into account the terms and conditions on which the call option was acquired, and based on the expected business enterprise value at the acquisition date and at the reporting date. The key assumptions used in the estimation of the business enterprise value are consistent with the inputs in the impairment test as disclosed in note 16(i) below.

Goodwill on transaction was calculated as the excess of the consideration transferred by the Group over the share in the fair value of the net assets acquired and the fair value of the call option.

(in thousands of Russian Roubles)	Total
Call option	25,341
Group’s share of net assets (25.01%)	50,632
Goodwill	158,757
Cash consideration transferred	234,730

Goodwill related to the associate amounted to RUB 158,757 thousand and is included in the carrying amount of the investment in associate.

Goodwill is mainly attributable to the potential of Skillaz to further enhance its position in the Applicants Tracking Systems market, as well as prospects of potential synergies with the Group’s products.

The following table summarises the financial information of Skillaz as of December 31, 2020 and December 31, 2019, and for the year ended December 31, 2020 and the period from May 6, 2019 till December 31, 2019, as included in its own financial statements, adjusted for fair value adjustments at acquisition and differences in accounting policies. The table also reconciles the summarised financial information to the carrying amount of the Group’s interest in Skillaz.

	December 31,	December 31,
(in thousands of Russian Roubles)	2020	2019
Percentage ownership interest	25.01%	25.01%
Non-current assets	73,467	95,717
Current assets	74,005	70,697
Non-current liabilities	(49,297)	(26,606)
Current liabilities	(214,493)	(59,479)
Net assets (100%)	(116,318)	80,329
Group’s share of net assets (25.01%)	(29,091)	20,090
Goodwill	158,757	158,757
Carrying amount of the Group’s interest in associate	129,666	178,847

		Period
		from May 6,
		2019 till
	Year ended	December 31,
	December 31, 2020	2019
Revenue	152,750	67,701
Loss from continuing operations (100%)	(196,647)	(122,118)
Total comprehensive loss (100%)	(196,647)	(122,118)
Group’s share of total comprehensive loss (25.01%)	(49,181)	(30,542)

The associate had no contingent liabilities or capital commitments as at December 31, 2020 and December 31, 2019.

The fair value of the call option is RUB 25,491 thousand as of December 31, 2020 (RUB 25,341 thousand as of December 31, 2019) and presented within line “Other financial assets” in the consolidated statement of financial position. Corresponding gain amounted to RUB 150 thousand for the year ended December 31, 2020 is included in the “Finance income” line in the consolidated statement of income and comprehensive income (for the year ended December 31, 2019 – nil). Key assumptions used in the BSM pricing model were as follows:

a)as of December 31, 2019: expected volatility – 40%, risk-free interest rate – 7%

b)as of December 31, 2020: expected volatility – 38%, risk-free interest rate – 3.9%

As of December 31, 2020 the exercise of the call option was not beneficial for the Group, therefore, the Group has continued to account for the investee under the equity method.

Loan issued to Skillaz

On June 9, 2020 Headhunter LLC (Russia), the subsidiary of the Group, entered into the loan agreement with Skillaz. According to the agreement, Skillaz borrows RUB 50 million from its shareholders for operating purposes, including RUB 19.2 million from the Group, during year 2020. The loan matures in June 2022. The loan is secured with participation interest in LLC “Skillaz”.

	December 31, 2020	December 31, 2019
Long-term loans and borrowings:
Loan issued	11,541	—
Total	11,541	—
Current loans and borrowings:
Loan issued – current portion	8,178	—
Total	8,178	—

(i)    Impairment test

The investment in associate was identified as a separate CGU. The recoverable amount of the CGU represented its value in use, determined by reference to discounted future cash flows generated from the continuing use of the CGU. The key assumptions used in the estimation of the CGU’s recoverable amount represented management’s assessment of future trends in the associate’s business and were based on the relevant external and internal historical data. Cash flows were forecasted based on past experience, actual operating results and the associate’s business plan and based on the following key assumptions: revenue growth rates, EBITDA margin, discount rate, and terminal value growth rate. At December 31, 2020 the estimated recoverable amounts of the CGU exceeded its carrying amounts.

Revenue growth rates and EBITDA margin were forecasted taking into account the estimated sales volume and price growth for the next seven years taking into account an uncertainty associated with the start-up business. Management expects that the revenue will grow at a CAGR of 40% from 2020 to 2027. The pre-tax discount rate applied to the cash flow projections is 22.3%, the annual growth rate for the forecasted cash flows after 2027 is 2.9%. Management estimated that a decrease in revenues by 10%, or a decrease in EBITDA by 15%, or an increase in the discount rate by 5 percentage points would not result in impairment of the investment in the associate.